Exhibit 10.3
                                 LEASE AGREEMENT

      This Lease Agreement (the "Lease") entered into on the 23rd day of September, 2005, by and between:

John H. Dow and Daphne Dow
98 Willowbrook Drive
Auburn, New York 13021
hereinafter "Lessor" or "Landlord

and

Airborne, Inc.
236 Sing Sing Road
Horseheads, New York  14845
hereinafter "Lessee" or "Tenant"

      In consideration of the mutual promises, agreements and covenants contained herein, it is agreed by and between the parties hereto as follows:

      1. PREMISES. The Landlord demises and leases to the Tenant and Tenant leases from the Landlord a certain piece or parcel of land (the "Land") together with a commercial building, fuel farm situate thereon, improvements and appurtenant rights of the Landlord with respect thereto (collectively the "Premises") and located in the Town of Horseheads, County of Chemung and State of New York, being commonly known as 236 Sing Sing Road, Horseheads, New York and more particularly depicted on Exhibit A annexed hereto. The Landlord represents that the Premises constitute all portions of the foregoing lands and improvements which are used in connection with the business operations of Airborne Inc. The Landlord represents that the Premises presently have all necessary utilities required to serve the use of the Premises as used immediately prior to the Commencement Date. The Landlord agrees to lease to the Tenant and the Tenant agrees to lease from the Landlord the Premises for purposes of the Tenant's operating a business involving directly or indirectly, owning, operating, managing, acquiring, chartering, maintaining and refurbishing aircraft and certain activities related or incident thereto (the "Business") or for any other use permissible under a Lease Agreement between Tenant and the County of Chemung dated April 9, 1990, all applicable state, local and federal land use, environmental and similar laws, rules and regulations. The Landlord warrants that they and no other person or entity has the right to lease the Premises hereby demised, and that so long as Tenant is not in default hereunder beyond any applicable notice and/or cure period, Tenant shall have peaceful and quiet use and possession of the Premises, subject to any and all matters of record or other agreements to which this Lease is or may hereafter be subordinated. The Tenant warrants to the Landlord that it has inspected the commercial building and fuel farm and that upon the Commencement Date the commercial building and fuel farm comply with all of the terms and conditions of this Lease and are accepted by the Tenant in the "AS IS" condition, except for any Hazardous Substances or any other environmental conditions on, in, at, under or about the Premises. Landlord warrants that to the best of Landlord's knowledge the Premises do not contain any Hazardous Substances. If any Hazardous Substances are discovered in the Premises which have not been introduced by the acts of Tenant, its agents, contractors and employees, Landlord shall at its sole expense remove or otherwise remediate such Hazardous Substances. As of the Commencement Date, Landlord warrants and represents that (1) Landlord is the owner in fee simple of the Premises, subject to the mortgage of Elmira S&L (as defined in Section 10), and (2) when possession of Premises shall be delivered to Tenant, (i) the Premises and all rights of Tenant hereunder will be free and clear of all covenants, restrictions, easements, liens or encumbrances which could adversely affect Tenant's use and enjoyment of the Premises for the use permitted hereunder, (ii) the use of the same for the Business shall be in full compliance with all laws, statutes, rules, regulations, ordinances and requirements of all Federal, state, and municipal governments and the appropriate departments, commissions, boards, and officers thereof, including all environmental laws, building codes and zoning ordinances, requirements of building officials administering such codes and, to the best knowledge of Landlord, laws related to "architectural barriers" affecting the disabled, and the statewide fire underwriters standards and requirements of all insurance rating bureaus and insurance inspection bureaus having jurisdiction and shall not violate the rights of any third parties, and (iii) Landlord shall be responsible for the removal of any and all violations affecting the Premises prior to the Commencement Date. Landlord warrants and represents that it will not permit any change to the certificate of occupancy which would adversely affect Tenant's use of the Premises for any permitted purpose, and Tenant warrants and represents that it will not cause any such change.

      2. FIXTURES. The Landlord agrees to lease to the Tenant and the Tenant agrees to lease from the Landlord certain , fixtures as more fully described on Schedule B annexed hereto. The Tenant warrants to the Landlord that it has inspected the fixtures covered by this Lease and that upon the Commencement Date all of the fixtures comply with all of the terms and conditions of the Lease and that they are accepted by the Tenant in their "AS IS" condition, except for any Hazardous Substances or any other environmental conditions on, in, at, under or about the Premises.

      3. TERM OF LEASE. The term of this Lease (the "Term") shall be for a fifteen year period (the "Initial Term") commencing on the 23rd day of September, 2005 (the "Commencement Date") and terminating the 22nd day of September, 2020, provided however, that (a) Tenant shall have the irrevocable right to extend the Term for a period of five (5) years from the expiration of the Initial Term by delivering written notice of such extension to Landlord not less than sixty (60) days prior to the expiration of the Initial Term and (b) if the Tenant extends the Term in accordance with clause (a), Tenant shall have the irrevocable right to extend the Term two (2) more times, each for a period of five (5) years from the expiration of the period of the prior extension, by delivering written notice of such extension to Landlord not less than sixty (60) days prior to the expiration of then current period of extension of the Term.

      4. RENTAL. The Tenant shall pay to the Landlord, without demand, deductions, set-offs or counterclaims during the Term, an annual minimum rent ("Annual Minimum Rent") in the amount of ONE HUNDRED SIXTY THOUSAND FIVE HUNDRED EIGHTY TWO AND 00/100THS DOLLARS ($160,582.00) payable in advance in equal monthly installments of THIRTEEN THOUSAND THREE HUNDRED EIGHTY ONE AND 83/100THS DOLLARS ($13,381.83) ("Monthly Minimum Rent") on the first day of each and every month during the Term. If the Term shall commence (or end) upon a day other than the first day of a calendar month, then Tenant shall pay, upon the commencement of the Term (or for the last month of the Term), the Monthly Minimum Rent on a pro rata basis for the first (or last) fractional calendar month of the Term. In the event Tenant fails to pay any monthly installment of Annual Rent and/or Additional Rent, as defined below, within ten (10) days following the date the same shall come due Tenant shall be obligated to pay the sum of 5% of the Monthly Minimum Rent and Additional Rent as a late fee.

      Beginning upon the fifth anniversary of the Commencement Date and annually each year thereafter for the remainder of the Term the Annual Minimum Rent shall increase or decrease by the increase or decrease in the Consumer Price Index. The Consumer Price Index shall mean the "Northeast Urban Region, All Items" Consumer Price Index, Series I.D. CUUR0100SA0, as published by the United States Department of Labor Bureau of Labor Statistics, or any successor thereto.

      5. SECURITY DEPOSIT. Upon the execution of this Lease, Tenant shall deposit with Landlord the sum of TWENTY FIVE THOUSAND and 00/100ths DOLLARS ($25,000.00) as security for the full and faithful performance by Tenant of all Tenant's obligations under this Lease. If at any time during the Term Tenant fails to make any payment of either the Monthly Minimum Rent or the Additional Rent (collectively the "Rent") or is otherwise in material default hereunder, Landlord, without waiver or limitation of any other right or remedy as Landlord may have because of such default, (i) may apply all or part of the security deposit to the payments of Rent or other amounts due and in default, and (ii) may appropriate all or part of the security deposit to cure the default, including but not limited to use of the security deposit to repair damages to the Premises caused by Tenant and/or defray any and all reasonable and necessary expenses incurred by Landlord in recovering possession of the Premises upon the termination because of the default. After the occurrence of a default hereunder, Tenant, on Landlord's request and as a condition to the continuance of this Lease, shall pay to Landlord, within five (5) days of the request, an amount sufficient to place in Landlord's hands an amount, after taking into account the portion, if any of the original security deposit as may not have been applied or expended by Landlord in accordance with this Lease, sufficient to restore the security deposit to the original amount. If Tenant is not in material default at the termination of this Lease Landlord, after inspection of the Premises and assurance that Tenant has fully performed its covenants hereunder, shall return the security deposit (or the portion which has not been applied or expended in accordance herewith) to Tenant. Landlord's obligation to Tenant with respect to this security deposit is that of a debtor, not a trustee or escrowee; and the security deposit shallbe deposited in an interest bearing account, and may be dissipated pursuant to the provisions hereof and interest shall accrue on the security deposit. Additionally, it is hereby understood that no part of any security deposit is to be considered by Tenant as the last rental due under the terms of this Lease.

      6.TAXES. During the Term, Tenant shall pay, as the same come due, all "Taxes" which shall be defined as and shall include but not be limited to the following: (1) Real estate taxes, County taxes, Town taxes, special taxes, assessments, special assessments, water rents, sewer rents, all other forms of real property taxes and assessments of every name, nature and description assessed, levied or imposed upon the Premises or any portion thereof and payable in any calendar year during the Term; and (2) other governmental charges, general and special, ordinary and extraordinary, of any kind and nature whatsoever including but not limited to assessments, payable during the Term, for public improvements or benefits which may be assessed, levied or imposed upon the building or fuel farm or any portion thereof and all improvements to the building or fuel farm.

      The term "real property taxes" means taxes and assessments assessed, imposed or levied upon the building or fuel farm from time to time, including payments in lieu of taxes, and embraces taxes and assessments which are special, unforeseen or extraordinary, as well as those which are regular, foreseen or ordinary, as well as the reasonable cost to contest any said tax and/or assessment. If any governmental authority imposes, assesses or levies a tax on rent, or any other tax upon Landlord, as a supplement or substitute, in whole or in part, for real property taxes, the supplemental or substitute tax shall be deemed to be a real property tax and shall be deemed to have been levied upon the building or fuel farm. Real property taxes shall not, however, include any income taxes.

      Tenant agrees to pay one hundred percent (100%) of any increases resulting from alterations and expansions made to the Premises as verified by the Town of Horseheads assessor's office. Taxes shall be prorated for the first and last years of the Term. Within ten (10) days after the payment of the Taxes, Tenant shall provide Landlord with a copy of the Tax bill and a receipt evidencing payment in full of the Tax as shown on the bill.

      Upon prior notice given by the Tenant to the Landlord, the Tenant may for and on behalf of the Landlord appeal any increase in any tax or other assessment with respect to the Premises which shall have the effect of increasing the Additional Rent payable from time to time hereunder over that payable on the Commencement Date. Such appeal shall be at the Tenant's sole cost and expense. Landlord shall cooperate in all such proceedings and, at Tenant's request, shall execute all necessary documents.

      7. ASSIGNMENT OR SUB-LETTING. The Tenant may not assign or sub-let all or any portion of the Premises for any term without the prior express written approval of the Landlord which approval shall not be unreasonably withheld, conditioned or delayed. Provided further that any consent by the Landlord to an assignment or sub-letting by the Tenant shall provide in all events that the original Tenant shall remain primarily liable for the payment of the Rent and for the performance of all terms and conditions of this Lease. Notwithstanding the foregoing, Tenant may, without Landlord's consent sublet all or any portion of the Premises or assign this Lease to: (i) any parent, subsidiary or affiliate of Tenant; or (ii) a joint venturer of Tenant; or (iii) any entity resulting from a merger or consolidation with Tenant; or (iv) any entity that acquires all or substantially all of the assets of Tenant or a majority of the outstanding stock of Tenant (each of the foregoing is a "Permitted Transfer"). Landlord shall not be entitled to any consideration in connection with any assignment or sublet. If Landlord's consent is required and Tenant requests Landlord's consent to any assignment or sublease, then Landlord's consent shall be deemed to have been given unless Landlord notifies Tenant in writing of the reasons for Landlord's disapproval within fourteen (14) days of receipt of the request.

      8. MAINTENANCE AND REPAIR. During the Term , the Tenant shall at its sole expense keep and maintain the interior and exterior of the Premises, including but not limited to the removal of snow, ice, refuse and debris, repairing and maintaining the sidewalk, parking areas, ramps and taxiways and the landscaped areas and painting. Tenant agrees to maintain and repair, at its own expense, the sidewalls, the roof (including roof drains, down spouts and gutters), floors, heating, electrical, plumbing, ventilation and air conditioning systems.

      If Tenant shall fail, refuse or neglect to make repairs in accordance with the terms and provisions of this Lease, or if Landlord is required to make any repairs by reason of any act, omission or negligence of Tenant, or any subtenant, concessionaire or licensee of Tenant or their respective employees, agents, invitees or contractors, Landlord shall have the right, after thirty (30-) days prior written notice to Tenant, to make such repairs on behalf of and for the account of Tenant and to enter upon the Premises for such purposes, and charge the reasonable cost and expense thereof, as Additional Rent hereunder, and Tenant shall pay the Landlord the cost of such within thirty(30) days after date of invoice. In exercising such right of entry, Landlord (i) shall not materially, adversely or for an unreasonable amount of time affect Tenant's access to or use of the Premises; and (ii) use all reasonable efforts to minimize any interference with Tenant's Business

      Nothing contained in this Paragraph 8 shall be deemed to impose any duty upon Landlord or affect in any manner the obligation assumed by Tenant hereunder.

      9. MORTGAGING OF PREMISES. Tenant may mortgage its interest in this Lease and subject the leasehold estate in the Premises to the lien of a leasehold mortgage, upon the terms and subject to the conditions which are hereinafter set forth (all of which shall be specified in any such leasehold mortgage):

(a) In no event shall Landlord's interest in the Premises be subject or subordinate to the lien of any such leasehold mortgage by Tenant, and Landlord shall not be required to join in any such leasehold mortgage;

(b) Landlord shall have no liability whatsoever for payment of the principal sum secured by such leasehold mortgage, or any interest accrued thereon, or any other sum secured thereby or accruing thereunder and the leasehold mortgagee shall seek no money judgment against the Landlord for any or all of the same;

(c) Such leasehold mortgagee shall be required to give Landlord notice of any default by Tenant under the leasehold mortgage;

(d) The loan secured by such leasehold mortgage shall be made by an institutional lender (i.e., bank, savings and loan association, insurance company, pension fund, pension trust or similar institution) and shall be in a principal sum not exceeding ninety percent (90%) of the actual hard and soft costs of Tenant's work;

(e) All rights acquired by any leasehold mortgagee under such leasehold mortgage shall be subject to each and all of the covenants, conditions and restrictions set forth in this Lease, and to all rights and interests of Landlord herein, none of which covenants, conditions or restrictions is or shall be waived by the Landlord by reason of the right given to Tenant to mortgage its interest in this Lease;

(f) In the event of a foreclosure of the leasehold mortgage, the person or entity acquiring the leasehold estate shall be deemed to have assumed and agreed to be bound by each and all of the covenants of and conditions and restrictions on Tenant set forth in this Lease;

(g) In the event of foreclosure of the leasehold mortgage or in the event that the leasehold mortgagee enters into a sale in lieu of foreclosure, then Landlord, at its sole option, shall have the right, to be exercised within sixty
(60) days following final judgment of foreclosure, to make payment in full to the said leasehold mortgagee within thirty (30) days following its said notice of all principal and interest sums due and owing pursuant to the leasehold mortgage and upon such payment the leasehold mortgage shall be deemed terminated and possession surrendered to Landlord in accordance with the terms of this Lease.

(h) Each leasehold mortgagee shall be self-amortizing with a maturity date no later than the last day of the Lease Term.

      10. LANDLORD TITLE. The Landlord represents that they have the full power, right and authority to enter into this Lease for the Term herein granted and have marketable title to the Premises, and no mortgage exists upon the Premises as of the Commencement Date, other than mortgages to Elmira Savings and Loan, F.A. ("Elmira S&L") which encumber the Premises. The Landlord certifies that there are no outstanding notices, orders, or other directives or violations from governmental agencies having authority affecting the Premises. Furthermore, the Landlord hereby assumes liability, and shall indemnify Tenant, for all liens, bills, claims or taxes on the Premises, or fixtures, contained therein due up to the Commencement Date.

      This instrument shall not be a lien against the Premises in respect to any mortgages that are now on or that hereafter may be placed against the Premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this Lease, irrespective of the date of recording and Tenant agrees to execute, without cost, any such instrument which may be deemed necessary or desirable to further effect the subordination of this Lease to any such mortgage or mortgages, provided, however, that such subordination to any mortgages not existing on the date hereof shall be contingent upon Landlord's obtaining from the holder of such instrument a subordination, nondisturbance and attornment agreement providing that so long as Tenant is not in default under this Lease after notice and the expiration of the applicable grace or cure period, Tenant shall not be disturbed in its possession, use and enjoyment of the premises notwithstanding the termination of any such mortgage. Landlord shall use reasonable best efforts to obtain such a subordination, non-disturbance and attornment agreement from Elmira S& L within 90 days from the date hereof. Nothing herein shall prevent Tenant from quiet enjoyment and possession of the Premises upon payment of the Rent as it becomes due and owing and performance of all the covenants herein.

      11. SURRENDER ON TERMINATION. The Tenant shall vacate the Premises and fixtures, in the good order and repair in which they now are, ordinary wear and tear and casualties by fire, the elements, accident or other casualty, excepted, and shall remove all its property therefrom so that the Landlord can repossess the Premises and fixtures not later than noon on the day upon which the Term ends, whether upon notice or by holdover or otherwise. The Tenant may at any time prior to or upon the termination of this Lease or any renewal or extension thereof remove from the Premises all materials, equipment, and property of every other sort or nature installed by the Tenant thereon, provided that such property is removed without substantial injury to the Premises. No injury shall be considered substantial if it is promptly corrected by restoration to the condition prior to the installation of such property, if so requested by the Landlord. Any such property not removed shall become the property of the Landlord.

      12. EXEMPTION FROM LIABILITY. Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of the Building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said liability, damage or injury be cause by or be due to the negligence of Landlord.

      13. DEFAULT BY TENANT.

      A) Any one or more of the following events shall constitute an "Event of Default":

      l) If the Tenant shall be in default in the performance of any material covenant of this Lease (other than the covenants for the payment of Rent) and if such default is not cured within 30 days after written notice thereof given by the Landlord; or, if such default shall be of such nature that it cannot be cured completely within such 30 day period, if the Tenant shall not have promptly commenced within such 30 day period or shall not thereafter proceed with reasonable diligence and in good faith to remedy such default.

      2) If this Lease shall be assigned by the Tenant or the Premises or fixtures sub-let by the Tenant other than in accordance with the terms of this Lease and such default is not cured within 30 days after written notice.

      3) If the Tenant shall be in default in the payment of any Annual Minimum Rent or Additional Rent and such default is not cured within 10 business days after mailing of written notice thereof to the Tenant by the Landlord.

      B) If an event of Default shall occur then the Landlord may elect to terminate this Lease by giving five (5) days' prior written notice of such election to the Tenant and on the fifth day following delivery of such notice this Lease shall terminate as completely as if that were the date herein definitely fixed for the expiration of the Term and the Tenant shall then surrender the Premises and fixtures to the Landlord. If this Lease shall so terminate, it shall be lawful for the Landlord to re-enter the Premises and to remove the Tenant therefrom. Upon the termination of this Lease as herein provided, the Landlord shall have the right, at their election, to terminate any sub-lease then in effect, without the consent of the sub-lessee concerned.

      C) The Tenant shall remain liable for all its obligations under this Lease, despite the Landlord's re-entry, and the Landlord may re-rent or use the Premises and fixtures as agent for the Tenant, if the Landlord so elects.

      D) Nothing in this Section 13 shall be deemed to require the Landlord to give the Tenant any notice, other than such notice as may be required by Section 13(A)(3), prior to the commencement of an action for non-payment of any Annual Minimum Rent or Additional Rent, it being intended that the 10 day notice is only for the purpose of creating a conditional limitation hereunder pursuant to which this Lease shall terminate.

      E) If the Lease shall terminate as provided in this Section 13, the Landlord shall have the right, at their election at any time, to seek to recover from the Tenant the amount by which the Rent for the balance of the Term shall exceed the reasonable rental value of the Premises and fixtures for the same period.

      F) The failure of the Landlord to insist upon a strict performance of any term or condition of this Lease shall not be deemed a waiver of any right or remedy that the Landlord may have, and shall not be deemed a waiver of any subsequent breach of such term or condition.

      14. HOLDING OVER BY TENANT. In the event that the Tenant continues to occupy the Premises after the last day of the Term and the Landlord elects to accept rent thereafter a tenancy from month to month only shall be created and not for any longer period of time at the Rent then in effect on the last day of the Term.

      15. CONDEMNATION. The parties hereto agree that, should the whole or any portion of the Premises be taken or condemned by any competent authority during the Term, Tenant reserves unto itself the right to prosecute its claim for an award based upon its leasehold interest for such taking, without impairing any rights of Landlord for the taking, or injury to the reversion.

      If the whole or any part of the Premises shall be taken or condemned and such taking or condemnation renders the remainder of the Premises unsuitable for the operation of the Business, the Tenant may terminate this Lease as of the date when the Tenant is required to yield possession by giving notice to that effect within sixty (60) days after such date. In the event that a part of the Premises shall be taken or condemned and that the part so taken includes the building on the Premises or any part thereof or such partial taking shall result in cutting off direct access from the Premises to any adjacent public street, highway, or the Elmira-Corning Regional Airport, then and in any such event, the Tenant may, at any time either prior to or within a period of sixty (60) days after the date when possession of the Premises shall be required by the condemning authority, elect to terminate this Lease. In the event that Tenant shall fail to exercise any such option to terminate this Lease or in the event that a part of the Premises shall be taken or condemned under circumstances under which Tenant will have no such option, then and in either such event, Landlord shall, with reasonable promptness, make necessary repairs to and alterations of the improvements on the Premises for the purpose of restoring the same to an economic architectural unit reasonably acceptable to Tenant, susceptible to the same use as that which was in effect immediately prior to such taking, to the extent that may have been necessary by such condemnation, subject to a pro-rata reduction in Annual Minimum Rent or Additional Rent.

      16. DESTRUCTION AND REPAIR. In the event the Premises are damaged by fire or other casualty without the gross negligence or willful misconduct of the Tenant and the damage is so extensive as to amount practically to the total destruction of the Premises then Tenant may elect to terminate this Lease and the Rent shall be apportioned between the parties to the time of the damage. In all other cases where the Premises are damaged by fire or other casualty without the gross negligence or willful misconduct of the Tenant and the Tenant so elects then the Premises shall be repaired with reasonable dispatch and the Rent shall be equitably reduced to reflect the loss of use of the Premises until the Premises have been restored. All insurance proceeds shall be disbursed to Tenant, and such repairs shall be made at the expense of the Tenant; provided, however, that Tenant's aggregate liability with respect to such repairs shall not exceed the amount of insurance proceeds actually received by Tenant. Notwithstanding anything herein to the contrary, in the event the Premises are
(A) damaged to such an extent to amount practically to the total destruction of the Premises or (B) damaged by fire or other casualty, in either case, to the extent due to the gross negligence or willful misconduct of the Tenant, the Tenant shall pay the entire cost to repair and restore the Premises; provided, however, that Tenant's aggregate liability with respect to such cost to repair and restore shall not exceed the full replacement cost of the damaged or destroyed buildings and improvements.

      17. TENANT'S COMPLIANCE WITH LAWS & REGULATIONS. Tenant shall at its sole cost and expense, promptly comply with all statutes, ordinances, rules, orders, regulations, and requirements of the Federal, State, and Local Governments and appropriate departments, commissions, boards, and officers thereof, and the rules, orders and regulations of the National Board of Fire Underwriters, or any other body now or hereafter exercising similar functions, which may be applicable to the Premises, the fixtures and equipment therein. The Tenant shall comply with the requirements of all policies of public liability, fire, and all other types of insurance at any time in force with respect to the Premises and other improvements on the Premises.

      18. ACCESS TO PREMISES BY LANDLORD. During the Term the Tenant agrees to maintain access to the Premises by the Landlord during normal working hours, following reasonable telephonic notification for the purpose of allowing the Landlord to inspect the Premises and to assure compliance with the terms and conditions of this Lease. The Landlord shall use its best efforts not to unreasonably interfere with the Tenant's business during any such entry and inspection.

      19. ALTERATIONS. The Premises are leased to the Tenant in their "as is" condition. Any alteration, addition or improvement made by the Tenant, and remaining on the Premises at the end of the Term, shall become the property of the Landlord. Tenant may, at Tenant's expense, and from time to time, make such non-structural alterations, additions or changes in and to the Premises as it may deem necessary or desirable without Landlord's consent. Tenant shall obtain Landlord's prior written consent to structural alterations, additions, or changes to the Premises, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that Landlord shall not withhold its consent to any such structural alterations, additions, or changes if the structural integrity of the Premises will not be impaired by such work. At Tenant's sole cost, Landlord shall cooperate with Tenant in securing building and other permits or authorizations required from time to time for any work permitted hereunder, including the construction of additional buildings and other other improvements in accordance with the following sentence. Tenant shall be permitted to construct additional buildings and other improvements on the Land, in compliance with all laws applicable thereto. Tenant shall obtain Landlord's prior written consent to any such construction, which consent shall not be unreasonably withheld, conditioned or delayed All such improvements shall be owned by Tenant during the term of this Lease, and shall, if remaining on the Land at the termination of this Lease, become the property of Landlord at such time.

      20. ADDITIONAL FIXTURES. The Tenant acknowledges that all of the fixtures in the Premises are the sole property of the Landlord and shall remain such throughout the Term. It is anticipated by the Landlord and Tenant that the Tenant shall acquire additional fixtures and equipment to be used in the Premises. The Tenant is authorized to acquire additional equipment and fixtures and is required to so notify the Landlord. All additional fixtures and equipment shall belong to and remain the sole property of the Tenant and may be removed by the Tenant upon expiration of the Term, provided, however, that upon removal the Tenant is obligated and required to repair all damage to the Premises caused thereby.

      21. INSURANCE.

      A) The Tenant shall obtain "all risk" insurance, public liability, property damage, excess liability, sign and fire insurance for the full replacement cost of all Landlord's buildings and improvements located on the Premises.

      B) Tenant shall maintain public liability and property damage insurance with respect to the Premises. The coverage limits shall be One Million and 00/100ths Dollars ($1,000,000.00) for each occurrence and Three Hundred Thousand and 00/100ths Dollars ($300,000.00) Fire Legal Liability Coverage issued by an insurer of recognized responsibility permitted to do business in the State of New York, having a Best's rating of "B+ or better and Landlord shall be named as additional insured. The insurance required by this Section may be included in the general coverage under policies which include the coverage of other property in which Tenant has an insurable interest. Such insurance policy or a certificate with respect thereto shall be delivered to Landlord and shall provide, in effect, that it may not be canceled, reduced in amount, or modified by the insurer until at least thirty days after the insurer shall have notified Landlord in writing.

      Tenant shall provide to Landlord with certificates of insurance for all insurance policies required pursuant to Paragraphs 21A and 21B together with proof of payment of the premium for each policy. Each policy shall name the Landlord as an additional insured and require the insurance company to provide the Landlord with 30 days prior written notice before cancelling the policy on the standard form used by such insurance company.

      22. INDEMNITY.

      A) Tenant will indemnify and hold harmless Landlord from and against any and all claims, actions, damages, liabilities, and expenses (including reasonable attorneys' fees and court costs) in connection with loss of life, personal injury or damage to property arising from or out of the occupancy or use by Tenant of the Premises or any part thereof subsequent to the Commencement Date, or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, lessees, invitees, or concessionaires subsequent to the Commencement Date. Tenant's obligation under this Section 22(A) shall survive the termination or earlier expiration of this Lease.

      B) Landlord will indemnify and hold harmless Tenant from and against any and all claims, actions, damages, liabilities and expenses (including reasonable attorneys' fees and court costs) in connection with any and all injury, loss, or damage or claims for injury, loss or damage, of whatever nature to any person or property caused by or resulting from any (1) act, omission, negligence of Landlord or their employees, or agents or (2)(a) the presence, release or threatened release of any Hazardous Substance existing or occurring as of or prior to the Commencement Date at, from, on or under the Premises, (b) any releases of Hazardous Substances to the Premises from an off-site location prior to or as of the Commencement Date, (c) the presence or release of any asbestos-containing materials at, in or about the Premises (whether such releases occurred prior to or as of the Commencement Date), (d) the presence, closure, maintenance, improvement or upgrading of any underground storage tank at or under the Premises and any releases of Hazardous Substances therefrom (occurring prior to or as of to the Commencement Date), and (e) any violations of Environmental Law other than such violations caused by the Tenant subsequent to the Commencement Date. Landlord's obligation under this Section 22(B) shall survive the termination or earlier expiration of this Lease.

      23. FORCE MAJEURE. If either party shall be delayed or hindered in or prevented from the performance of any act required herein, by reason of strikes, lock-outs, labor trouble, failure of power, change in governmental regulations, riots, war or other reason not the fault of the party delayed, then performance of such act shall be excused for the period of delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay.

      24. SUCCESSORS. All the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the heirs, successors, personal representatives and assigns of the parties hereto.

      25. NOTICES. All notices required to be given under any provision of this Lease to either the Landlord or Tenant by one another shall be in writing and sent by U.S. mail, certified, return receipt requested, or overnight delivery, with all postage charges prepaid to the addresses set forth on the first page of this Lease.

      26. RECORDING. Landlord and Tenant shall, at the written request of either party, execute a memorandum of lease in a form and style suitable for recording in the Office of the Clerk of the County of Chemung. Such memorandum shall be signed within 30 days of request.

      27. MISCELLANEOUS COVENANTS.

      (a) Abatement of Rent - No diminution or abatement of rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the Building or to its appliances, nor for any space taken to comply with any law, ordinance or order of governmental authority. In respect to the various "services", if any, herein expressly or impliedly agreed to be furnished by Landlord to Tenant, it is agreed that there shall be no diminution or abatement of the Rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing suppliers or labor of the maintenance of such "service" or to some other cause not gross negligence on the part of Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. Neither shall there be any abatement or diminution of Rent because of making of repairs, improvements or decorations to the Premises after the date above fixed for the commencement of the term, it being understood that Rent shall, in any event, commence to run at such date so above fixed.

      (b) Invalid Provision. If any provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

      (c) Laws of New York State. This Lease shall be construed in accordance with the laws of the State of New York.

      (d) Mechanics Liens. In the event that any mechanic's lien is filed against the Premises as a result of any work or act of Tenant, Tenant, at its expense, shall discharge off or bond the same to the reasonable satisfaction of Landlord within fifteen (15) days after Tenant's receipt of written notice thereof. If Tenant fails to discharge said mechanic's lien, within said fifteen
(15) days, Landlord may bond or pay without inquiring into the validity of the merits of such lien and all sums so advanced shall be paid within ten (10) days after Tenant's receipt of written notice thereof.

      28. GOVERNMENT ENVIRONMENTAL RESTRICTIONS.

      (a) Environmental Laws. The Tenant shall comply with all environmental laws and regulations applicable to Tenant's use and/or activities at the Premises.

      (b) Substance Clean-Up. The Tenant shall be responsible for all damages and clean-up costs caused by the leaking, discharging or spilling of any gas, oil or petroleum products or other contaminants or Hazardous Substances caused by Tenant, its agents, invitees or employees on or into the Premises and/or on and/or into any adjoining premises and/or into the surrounding environment after the Commencement Date. As used in this Lease, "Hazardous Substance" shall mean and include (i) all hazardous or toxic substances, wastes or materials, any pollutants or contaminants (including, without limitation, asbestos and raw materials which include hazardous constituents), or any other similar substances, or materials which are included under or regulated by any local, state or federal law, rule or regulation pertaining to environmental regulation, contamination, clean-up or disclosure, including, without limitation, the Comprehensive Environmental Response, Compensation Reauthorization Act of 1985, The Resource Conservation and Recovery Fungicide and Rodenticide Act, as any of the foregoing has heretofore been or is hereafter amended and (ii) petroleum, petroleum products, natural gas, natural gas liquids, liquefied natural gas, and synthetic gas (other than any petroleum, petroleum products, natural gas, natural gas liquids, liquefied natural gas, and synthetic gas that is held by Tenant for sale or use in connection with its business to the extent in compliance with all applicable laws).

      (c) Penalties. The Tenant shall defend, indemnify and hold harmless the Landlord of, from and against any and all suits, claims and causes of action and any loss, costs, expenses, fines or penalties (including reasonable attorney's fees), and clean-up costs which the Landlord may incur or become liable to pay arising out of the breach by the Tenant of any of its obligations continued in Paragraphs 28(a) and 28(b) above subsequent to the Commencement Date. Tenant's obligation under this Paragraph 28(c) shall survive the termination or earlier expiration of this Lease.

      29. ENVIRONMENTAL MATTERS. Tenant shall not engage in operations at the Premises which involve the generation, manufacture, refining, transportation, treatment, storage, handling or disposal of Hazardous Substances, without the prior written consent of Landlord, which consent shall be at Landlord's sole and unfettered discretion without regard to reasonableness, except that Tenant may store and dispense petroleum, petroleum products, natural gas, natural gas liquids, liquefied natural gas and synthetic gas on and from the Premises.

            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

      IN WITNESS WHEREOF, the Landlord and Tenant have executed this lease on the day and year first above written.

                                    /s/ John H. Dow
                                    -------------------
                                    John H. Dow, Lessor

                                    /s/ Daphne Dow
                                    ------------------
                                    Daphne Dow, Lessor

                                    Airborne, Inc.

                                    By: /s/ Ronald J. Ricciardi
                                        ---------------------------
                                        Name:   Ronald J. Ricciardi
                                        Title:  Chairman